Capital Group Growth ETF
Investment portfolio
August 31, 2025
unaudited

Common stocks 98.67% Information technology 28.15%	Shares	Value (000)
NVIDIA Corp.	4,957,498	$863,497
Microsoft Corp.	1,481,976	750,902
Broadcom, Inc.	2,383,929	708,957
Shopify, Inc., Class A, subordinate voting shares (a)	2,341,905	330,864
Cloudflare, Inc., Class A (a)	1,402,985	292,817
Micron Technology, Inc.	1,634,204	194,487
Strategy, Inc., Class A (a)	451,493	150,984
Apple, Inc.	647,225	150,247
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	629,741	145,388
Salesforce, Inc.	561,946	143,999
Synopsys, Inc. (a)	183,734	110,887
Motorola Solutions, Inc.	164,813	77,868
Adobe, Inc. (a)	215,308	76,800
Constellation Software, Inc.	21,745	72,048
Unity Software, Inc. (a)	1,740,827	68,606
SK hynix, Inc.	332,422	64,321
ASML Holding NV (ADR)	67,489	50,119
Oracle Corp.	189,123	42,766
Palantir Technologies, Inc., Class A (a)	272,372	42,683
		4,338,240
Communication services 19.20%
Meta Platforms, Inc., Class A	1,900,358	1,403,794
Alphabet, Inc., Class C	2,039,552	435,505
Alphabet, Inc., Class A	1,538,175	327,493
Netflix, Inc. (a)	432,133	522,125
Live Nation Entertainment, Inc. (a)	454,220	75,623
ROBLOX Corp., Class A (a)	597,028	74,384
Charter Communications, Inc., Class A (a)	271,424	72,085
Snap, Inc., Class A, nonvoting shares (a)	6,731,218	48,061
		2,959,070
Consumer discretionary 14.87%
Tesla, Inc. (a)	2,273,617	759,092
Amazon.com, Inc. (a)	1,798,290	411,808
Royal Caribbean Cruises, Ltd.	611,019	221,934
DoorDash, Inc., Class A (a)	558,471	136,965
D.R. Horton, Inc.	800,702	135,703
NIKE, Inc., Class B	1,139,723	88,180
Tractor Supply Co.	1,256,310	77,590
Hermes International	29,204	71,441
Burlington Stores, Inc. (a)	242,160	70,391
Home Depot, Inc.	167,048	67,950
Norwegian Cruise Line Holdings, Ltd. (a)	2,252,891	55,962
Aramark	1,421,212	55,584
Amadeus IT Group SA, Class A, non-registered shares	525,600	44,027
Capital Group Growth ETF — Page 1 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Chipotle Mexican Grill, Inc. (a)	1,016,601	$42,839
Rivian Automotive, Inc., Class A (a)	1,990,468	27,011
Duolingo, Inc., Class A (a)	87,063	25,933
		2,292,410
Industrials 11.06%
TransDigm Group, Inc.	216,785	303,256
United Rentals, Inc.	171,238	163,762
General Electric Co.	553,524	152,330
Quanta Services, Inc.	311,567	117,760
Uber Technologies, Inc. (a)	1,167,123	109,418
Axon Enterprise, Inc. (a)	113,762	85,013
Ingersoll-Rand, Inc.	1,052,251	83,580
United Airlines Holdings, Inc. (a)	774,027	81,273
Dayforce, Inc. (a)	1,148,524	80,132
GE Vernova, Inc.	120,850	74,077
Equifax, Inc.	276,992	68,223
Boeing Co. (The) (a)	252,527	59,263
ATI, Inc. (a)	725,627	56,265
FTAI Aviation, Ltd.	354,457	54,533
Northrop Grumman Corp.	90,716	53,526
Airbus SE, non-registered shares	206,927	43,348
Old Dominion Freight Line, Inc.	284,517	42,954
Ryanair Holdings PLC (ADR)	639,643	40,598
Rocket Lab Corp. (a)	724,094	35,191
		1,704,502
Health care 10.90%
Intuitive Surgical, Inc. (a)	605,081	286,382
Alnylam Pharmaceuticals, Inc. (a)	523,991	233,967
Eli Lilly and Co.	285,571	209,204
Vertex Pharmaceuticals, Inc. (a)	450,326	176,086
Thermo Fisher Scientific, Inc.	201,074	99,073
Boston Scientific Corp. (a)	926,898	97,788
UnitedHealth Group, Inc.	302,168	93,633
HCA Healthcare, Inc.	219,750	88,770
Regeneron Pharmaceuticals, Inc.	95,248	55,310
Illumina, Inc. (a)	535,962	53,575
Mettler-Toledo International, Inc. (a)	33,207	43,204
Danaher Corp.	198,083	40,769
Guardant Health, Inc. (a)	601,596	40,559
Insmed, Inc. (a)	295,046	40,156
Bristol-Myers Squibb Co.	850,662	40,134
Hims & Hers Health, Inc., Class A (a)(b)	898,581	38,055
Ascendis Pharma AS (ADR) (a)	163,606	31,784
BioNTech SE (ADR) (a)(b)	115,738	11,574
		1,680,023
Financials 8.44%
Visa, Inc., Class A	972,374	342,062
Bank of America Corp.	3,181,124	161,410
KKR & Co., Inc.	939,768	131,088
Fiserv, Inc. (a)	911,673	125,975
Mastercard, Inc., Class A	206,882	123,155
Affirm Holdings, Inc., Class A (a)	1,177,153	104,131
Capital Group Growth ETF — Page 2 of 6

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Toast, Inc., Class A (a)	2,269,035	$102,333
Apollo Asset Management, Inc.	534,249	72,781
Blackstone, Inc.	293,427	50,293
Block, Inc., Class A (a)	597,043	47,549
Progressive Corp.	161,708	39,952
		1,300,729
Energy 1.76%
EOG Resources, Inc.	974,995	121,699
Canadian Natural Resources, Ltd. (CAD denominated)	1,910,777	60,509
Schlumberger NV	1,576,070	58,062
MEG Energy Corp.	1,537,073	31,618
		271,888
Consumer staples 1.38%
Performance Food Group Co. (a)	1,226,963	124,414
Costco Wholesale Corp.	93,954	88,629
		213,043
Materials 1.26%
Wheaton Precious Metals Corp.	1,345,224	135,087
Grupo Mexico, SAB de CV, Series B	9,025,015	59,161
		194,248
Utilities 0.84%
Constellation Energy Corp.	281,615	86,732
PG&E Corp.	2,761,432	42,195
		128,927
Real estate 0.81%
Zillow Group, Inc., Class C, nonvoting shares (a)	758,609	63,958
CoStar Group, Inc. (a)	676,096	60,504
		124,462
Total common stocks (cost: $11,751,563,000)		15,207,542
Rights & warrants 0.00% Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040 (a)(c)	4,185	— (d)
Total rights & warrants (cost: $0)		— (d)
Short-term securities 1.36% Money market investments 1.34%
Capital Group Central Cash Fund 4.29% (e)(f)	2,057,395	205,760
Capital Group Growth ETF — Page 3 of 6

unaudited
Short-term securities (continued) Money market investments purchased with collateral from securities on loan 0.02%	Shares	Value (000)
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.21%	3,634,650	$3,635
Total short-term securities (cost: $209,354,000)		209,395
Total investment securities 100.03% (cost: $11,960,917,000)		15,416,937
Other assets less liabilities (0.03)%		(5,070)
Net assets 100.00%		$15,411,867
Investments in affiliates (f)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2025 (000)	Dividend or interest income (000)
Short-term securities 1.34%
Money market investments 1.34%
Capital Group Central Cash Fund 4.29% (e)	$419,993	$470,629	$684,866	$(7)	$11	$205,760	$2,860

(a)	Security did not produce income during the last 12 months.
(b)	All or a portion of this security was on loan.
(c)	Value determined using significant unobservable inputs.
(d)	Amount less than one thousand.
(e)	Rate represents the seven-day yield at 8/31/2025.
(f)	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Growth ETF — Page 4 of 6

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of August 31, 2025, were as follows (dollars in thousands):
Capital Group Growth ETF — Page 5 of 6

unaudited
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,338,240	$—	$—	$4,338,240
Communication services	2,959,070	—	—	2,959,070
Consumer discretionary	2,292,410	—	—	2,292,410
Industrials	1,704,502	—	—	1,704,502
Health care	1,680,023	—	—	1,680,023
Financials	1,300,729	—	—	1,300,729
Energy	271,888	—	—	271,888
Consumer staples	213,043	—	—	213,043
Materials	194,248	—	—	194,248
Utilities	128,927	—	—	128,927
Real estate	124,462	—	—	124,462
Rights & warrants	—	—	— *	— *
Short-term securities	209,395	—	—	209,395
Total	$15,416,937	$—	$— *	$15,416,937

*	Amount less than one thousand.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP1-302-1025
Capital Group Growth ETF — Page 6 of 6